Exhibit 10.8
THIS TRUST DEED is made on 4 September 2009 between:
(1)	VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II, whose registered office is situated at c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands (the Issuer); and

(2)	CITICORP INTERNATIONAL LIMITED, whose registered office is situated at 50th Floor, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong (the Trustee, which expression, where the context so admits, includes all persons for the time being the trustee or trustees of this Trust Deed).
Whereas:
(A)	The Issuer has (pursuant to a resolution of its Board of Directors dated 1 September 2009) authorised the issue of US$600,000,000 Exchangeable Bonds due 2014 exchangeable into fully paid shares of Sands China, to be constituted by this Trust Deed.

(B)	The Trustee has agreed to act as trustee of this Trust Deed for the benefit of the Bondholders (as defined below) on the following terms and conditions.
This Trust Deed witnesses and it is declared as follows:
1. Interpretation
1.1 Definitions: The following expressions have the following meanings:
Agency Agreement means the paying, exchange and transfer agency agreement dated on or about the date of this Trust Deed, as amended or supplemented from time to time, between the Issuer, the Trustee, the Registrar and the Agents, and includes any other agreements related to it, as amended or supplemented from time to time, approved in writing by the Trustee;
Agents means the Principal Agent and the other paying, exchange and transfer agents appointed under the Agency Agreement, at their specified offices, and their successors;
Auditors means the auditors for the time being of the Issuer or, if they are unable or unwilling to carry out any action requested of them under this Trust Deed, such other firm of accountants as may be nominated by the Issuer and approved in writing by the Trustee for the purpose and failing such nomination, as may be appointed by the Trustee;
Bondholder or, in respect of a Bond, holder means a person in whose name a Bond is registered in the register of Bondholders;
Bonds means the bonds, in the denomination of US$250,000 each, in registered form comprising the US$600,000,000 Exchangeable Bonds due 2014 constituted by this
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Trust Deed and for the time being outstanding or, as the context may require, a specific number or principal amount of them and includes any replacements for Certificates issued pursuant to Condition 14;
Business Day means a day (other than Saturday or Sunday) on which commercial banks are generally open for business in Hong Kong, New York City and London, or if the context requires otherwise, in the relevant place, including in connection with the surrender of a Certificate, the place where such Certificate is surrendered;
Certificate means a certificate, substantially in the form set out in Schedule 1, issued in the name of the holder of one or more Bonds (for the avoidance of doubt, including a Restricted Certificate or a Regulation S Certificate);
Change of Control has the meaning set out in Schedule 3 of the Conditions;
Closed Period has the meaning set out in Condition 4;
Conditions means the terms and conditions set out in Schedule 1 as from time to time modified in accordance with this Trust Deed, and any reference to a particularly numbered Condition shall be construed accordingly;
Early Redemption Amount has the meaning set out in Condition 8.2;
Event of Default means any of the events described in Condition 10;
Exchange Date has the meaning set out in Condition 6;
Exchange Notice means the written notice required to accompany Certificates deposited for the purposes of exchange of Bonds, the initial form of which is set out in the Agency Agreement;
Exchange Price has the meaning set out in Condition 6;
Exchange Shares has the meaning ascribed thereto in Schedule 3 of the Conditions;
Extraordinary Resolution has the meaning set out in Schedule 2;
Final Redemption Amount has the meaning set out in Condition 8.1;
Force Majeure Event means:
(a)	an act of war (whether war is declared or not), hostilities, invasion, act of foreign enemies, riot, rebellion, terrorism, revolution, military insurrection, civil disorder or civil disobedience; or

(b)	act of God, flood, fire, tempest, earthquake or other natural disaster; or

(c)	embargo, labour disputes, strike, lockout or other industrial action; or

(d)	general failure of electricity or other supply, aircraft collision or failure of any money transmission system; or
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(e)	any reason which is beyond the control of the Trustee;
Fiscal Period means, as the context may require, a period (a) commencing on 1 January and ending on the succeeding 31 December, or (b) commencing on 1 January and ending on the succeeding 30 June, provided that if the Issuer shall, subject to the Conditions, change its financial year so as to end on a date other than 31 December, the foregoing shall be amended as necessary;
Hong Kong means the Hong Kong Special Administrative Region of the People’s Republic of China;
Hong Kong Stock Exchange means The Stock Exchange of Hong Kong Limited;
Listing Rules means the listing rules of the Hong Kong Stock Exchange, as amended and supplemented from time to time;
Ordinary Resolution has the meaning set out in Schedule 2;
outstanding means, in relation to the Bonds, all the Bonds issued except (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys have been duly paid to the order of the Trustee as provided in Clause 2 or have been duly paid to the Principal Agent if permitted by Clause 2 and remain available for payment following surrender of Certificates in respect of such Bonds, (c) those in respect of which claims have become prescribed under Condition 11, (d) those which have been purchased and cancelled as provided in the Conditions, (e) those in respect of which the Exchange Shares have been duly issued and delivered to the relevant Bondholder pursuant to Condition 6 (and, for the avoidance of doubt, a Bond in respect of which the Exchange Date has occurred shall be deemed to remain outstanding until the Exchange Shares have been duly issued and delivered to or made available for collection by the relevant Bondholder in accordance with Condition 6 even if the Bondholder is removed from the Register during the exchange process) and (f) those mutilated, destroyed or defaced Certificates in respect of the Bonds which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 14; provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Bondholders, (2) determining how many Bonds are outstanding for the purposes of Conditions 10, 12 and 13 and Schedule 2 and (3) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders, those Bonds which are beneficially held by or on behalf of the Issuer, Sands China or any of their Subsidiaries and not yet cancelled shall be deemed not to remain outstanding;
Person or person means natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organisations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof;
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Principal Agent means Citibank, N.A., London Branch at its specified office at Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB, United Kingdom or any successor principal agent appointed under the Agency Agreement at its specified office;
QIB means a “qualified institutional buyer” as defined in Rule 144A;
Register means the Bond Register as defined in Condition 2;
Registrar means Citigroup Global Markets Deutschland, AG & Co. KGaA at its specified office at Reuterweg 16, 60323 Frankfurt, Germany or any successor registrar appointed under the Agency Agreement at its specified office;
Regulation S means Regulation S under the Securities Act;
Regulation S Certificate means a certificate, substantially in the form set out in Part B, Schedule 1, issued in the name of the holder of one or more Bonds and endorsed with the Conditions and a form of transfer;
Restricted Certificate means a certificate, substantially in the form set out in Part A, Schedule 1, issued in the name of the holder of one or more Bonds and endorsed with the Conditions and a form of transfer;
Restricted Subsidiary and Restricted Subsidiaries have the respective meanings set out in Schedule 3 of the Conditions;
Rule 144A means Rule 144A under the Securities Act;
Sands China means Sands China Ltd., and any corporation or company derived from or resulting or surviving from the merger, consolidation, amalgamation, reconstruction or acquisition of such entity with, into or by such other corporation, company, and any other entity, all or part of the share capital of which is, or all or some of the securities are, at the relevant time included in the Exchange Shares;
Securities Act means the United States Securities Act of 1933, as amended;
Shareholder means the person in whose name a Share is registered in the register of members of Sands China;
Shares has the meaning set out in Schedule 3 of the Conditions;
specified office means, in relation to an Agent or the Registrar, the office identified with its name in the Conditions or any other office approved by the Trustee and notified to the Bondholders;
Subsidiary or subsidiary has the meaning set out in Schedule 3 of the Conditions;
successor means, in relation to the Agents or the Registrar, such other or further person as may from time to time be appointed by the Issuer as an Agent or the Registrar with the written approval of, and on terms approved in writing by, the
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Trustee and notice of whose appointment is given to Bondholders pursuant to Condition 15;
this Trust Deed means this Trust Deed (as from time to time altered in accordance with this Trust Deed) and any other document executed in accordance with this Trust Deed (as from time to time so altered) and expressed to be supplemental to this Trust Deed; and
trust corporation means a trust corporation (as defined under the Law of Property Act 1925) or a corporation entitled to act as trustee pursuant to applicable foreign legislation relating to trustees.
1.2 Construction of Certain References: References to:
1.2.1 costs, charges, remuneration or expenses include any withholding, value added, turnover or similar tax charged in respect thereof;
1.2.2 United States dollars, US dollars, US$ or USD are to the lawful currency for the time being of the United States of America and Hong Kong dollars, HK dollars, HK$ or HKD are to the lawful currency for the time being of Hong Kong;
1.2.3 an action, remedy or method of judicial proceedings for the enforcement of rights of creditors include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto; and
1.2.4 references in this Trust Deed and the Conditions to the consent or approval of the Trustee not being unreasonably withheld or delayed shall be construed giving due regard to the fact that the Trustee in giving any such consent or approval is acting as Trustee for the Bondholders and is obliged to act in their interests.
1.3 Headings: Headings shall be ignored in construing this Trust Deed.
1.4 Schedules: The Schedules are part of this Trust Deed and have effect accordingly.
1.5 Definitions in Conditions: Terms defined in the Conditions shall, unless otherwise defined herein, have the same meaning when used in the main body of this Trust Deed.
1.6 Inconsistency: In the event of any inconsistency between the provisions of this Trust Deed and the Conditions, the provisions of this Trust Deed will prevail.
2. Amount of the Bonds, Covenant to Pay
2.1 Amount of the Bonds: The aggregate principal amount of the Bonds is limited to US$600,000,000.
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2.2 Covenant to pay: The Issuer will in respect of any date on which the Bonds or any of them become due to be redeemed in accordance with and subject to the Conditions unconditionally pay to, or cause to be paid to, or to the order of the Trustee in London in United States dollars in immediately available funds the principal amount of the Bonds becoming due for redemption on that date, calculated in accordance with the Conditions together with any applicable premium (if any) (to be received by 12:00 noon (London time) at least one Business Day prior to such payment date) and will (subject to the Conditions) in the meantime and until such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest in US dollars (which shall accrue from day to day and include any default interest) on the principal amount of the Bonds outstanding at the relevant rate specified in Conditions 5 and 7.4 provided that:
(a)	every payment of any sum due in respect of the Bonds made to the Principal Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Bondholders under the Conditions; and

(b)	a payment made after the due date or pursuant to Condition 10 will be deemed to have been made when the full amount due (including default interest accrued, if any) has been received by the Principal Agent or the Trustee and notice to that effect has been given to Bondholders (if required under the Conditions or this Trust Deed) except (if payment is made to the Principal Agent) to the extent that there is failure in the subsequent payment to the relevant Bondholders under the Conditions.
The Trustee will hold the benefit of this covenant on trust for the Bondholders.
2.3 Discharge: Subject to sub-Clause 2.4, any payment to be made in respect of the Bonds by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made will (subject to sub-Clause 2.4) to such extent be a good discharge to the Issuer or the Trustee, as the case may be.
2.4 Payment after a Default: At any time after an Event of Default or a Potential Event of Default has occurred or the Bonds shall otherwise have become due and payable or the Trustee shall have received any money which it proposes to pay to the Bondholders under Clause 6, the Trustee may:
2.4.1	by notice in writing to the Issuer, the Agents and the Registrar, require the Agents and the Registrar, until notified in writing by the Trustee to the contrary, so far as permitted by applicable law:

(i)	to act as agents of the Trustee under this Trust Deed and the Bonds on the terms of the Agency Agreement (with consequential amendments as necessary and save that the Trustee’s liability for the indemnification, remuneration and all other expenses of the Agents and the Registrar shall be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of this Trust Deed) and thereafter to hold all Certificates and all moneys, documents and records held by them in respect of the Bonds to the order of the Trustee;
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or

(ii)	to deliver all Certificates and all moneys, documents and records held by them in respect of the Bonds to the Trustee or as the Trustee directs in such notice or subsequently, provided that this sub-Clause 2.4.1(ii) shall not apply to any documents or records which the relevant Agent or the Registrar, as the case may be, is/are obliged not to release pursuant to any law or regulation to which it/they are subject; and

2.4.2	by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not to the Principal Agent and any subsequent payment so made by the Issuer shall discharge the Issuer’s obligations with respect to such payment.
3. Form of the Bonds and Certificates; Issue of the Bonds
3.1 The Certificates: Upon issue, the Bonds will be represented by the Restricted Certificates and the Regulation S Certificates. Bonds sold in reliance on Section 4(2) of the Securities Act, will be represented by the Restricted Certificates and Bonds sold to non-U.S. persons in reliance on Regulation S under the Securities Act will be represented by the Regulation S Certificates. On issue of the Bonds, the Certificates will be issued and the Issuer shall procure the Registrar to make such entries of Bonds in the Register as appropriate, and thereafter, the Issuer shall forthwith arrange for delivery of the Certificates to the Bondholders. The Certificates need not be security printed.
3.2 Signature: The Certificates will be issued under the corporate seal of the Issuer or signed manually or in facsimile (with signatures affixed by mechanical means) by a director of the Issuer and authenticated manually by or on behalf of the Registrar.
3.3 Issue: Issue and delivery of the Bonds shall be complete on the issue and delivery of the Certificates to the Bondholders and completion of the Register by or on behalf of the Registrar.
3.4 Entitlement to treat holder as owner: The holder of any Bond will (save as otherwise required by law or ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on or the theft or loss of the Certificate issued in respect of it) and no person will be liable for so treating the holder and neither the Issuer, the Trustee, the Agents nor the Registrar shall be affected by any notice to the contrary. All payments made to such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability of the Trustee and the Issuer for the moneys so payable under the Bonds.
3.5 Authentication: No Bond shall be entitled to any benefit under this Trust Deed or be valid for any purpose until authenticated by the manual signature of the Registrar. The Registrar’s authentication to be borne on the Bonds shall be the certificate of authentication substantially as set out in the form of Schedule 1, and
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such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered thereunder.
4. Stamp Duties and Taxes
4.1 Stamp Duties: The Issuer will pay any capital, stamp, issue, registration, documentary, transfer or other taxes, expenses and duties, including interest and penalties, payable in respect of the creation, issue and offering of the Bonds, the execution or delivery of this Trust Deed and the Agency Agreement and pay any taxes and capital, stamp, issue and registration duties arising from the deposit of Certificates for the exchange of Bonds and the issue and delivery of Shares following such deposit. The Issuer will also indemnify the Trustee, the Agents and the Bondholders from and against all capital, stamp, issue, registration, documentary, transfer or other taxes, expenses and duties paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, (where entitled under Condition 12 to do so) the Bondholders to enforce the obligations of the Issuer under this Trust Deed or the Agency Agreement.
4.2 Conditions: For the avoidance of doubt, none of the Agents or the Trustee shall be responsible or liable for:
(a)	determining whether the Issuer is liable to pay any taxes or the amounts payable (if any) in connection with Condition 6 or 9; or

(b)	determining the sufficiency or insufficiency of any amounts so paid and neither the Trustee nor the Agents shall be responsible to the Bondholders or any other person for any loss arising from any failure to do so.
5. Covenants relating to the Exchange of Bonds and Issue of Warrants
So long as any Bond remains outstanding, save with the approval of an Ordinary Resolution of the Bondholders, the Issuer will:
5.1 Availability of Shares: procure the issue and delivery of Shares to the Bondholders (or their nominee(s) or trustee(s)) upon occurrence of a Qualified IPO and comply with, among other things, the provisions of Condition 6 and ensure that all Shares delivered on exchange of the Bonds will be free from all Liens and third party rights and duly and validly issued as fully-paid and will rank pari passu with all fully paid Shares of the same class in issue;
5.2 Exchange: ensure that the Bonds may be exchanged legally and will not take any action which prevents the exchange of the Bonds or the issuance and delivery of Shares on exchange of the Bonds;
5.3 Expenses: pay the reasonable and documented expenses of the issuance and delivery of Shares to be issued and delivered on exchange of the Bonds; and
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5.4 Issue of Warrants: on each Issuer Optional Redemption Date, issue to the holder of each Bond a warrant instrument in the form set out in Schedule 4 of the Conditions in respect of each Bond.
6. Application of Moneys Received by the Trustee
6.1 Declaration of Trust: All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will, despite any appropriation of all or part of them by the Issuer, be held by the Trustee upon trust to apply them:
firstly, in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred by the Trustee and the Agents (including remuneration payable to any of them) in carrying out their respective functions under this Trust Deed and the Agency Agreement, including amounts then due and unpaid under Clause 8 to the Trustee;
secondly, in payment of any amounts of default interest (if any) owing in respect of the Bonds pari passu and rateably;
thirdly, in payment of any amounts of interest (if any) owing in respect of the Bonds pari passu and rateably;
fourthly, in payment of any amounts of principal and premium (if any, and including the Early Redemption Amount and Final Redemption Amount) owing in respect of the Bonds pari passu and rateably;
fifthly, in payment of any other amounts owing in respect of the Bonds; and
sixthly, in payment of any balance (if any) to the Issuer.
If the Trustee holds any moneys which represent principal, interest or premium (including the Early Redemption Amount and Final Redemption Amount) in respect of Bonds in respect of which claims have become prescribed under Condition 11, the Trustee will hold them on these trusts to be applied in accordance with the provision above.
6.2 Investment: Moneys held by the Trustee may, in the Trustee’s sole discretion, be deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its sole discretion, think fit. If that bank or institution is the Trustee or a Subsidiary, Holding Company or associated company of the Trustee, it needs only account for an amount of interest equal to the standard amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time convert any moneys so deposited into any other currency, and will not be responsible for any resulting loss, whether by change in exchange rates or otherwise.
7. General Covenants
So long as any Bond is outstanding, save with the approval of an Ordinary Resolution or with the prior written approval of the Trustee where, in the opinion of the Trustee,
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it is not materially prejudicial to the interests of Bondholders to give such approval, the Issuer will:
7.1 Books of Account: keep, and procure that the Restricted Subsidiaries (so far as required by applicable law) keep, proper books of account and, at any time after an Event of Default or Potential Event of Default has occurred or if the Trustee has grounds to believe that such an event has occurred, so far as permitted by applicable law, allow, and procure that each of the Restricted Subsidiaries will allow, the Trustee and anyone appointed by it, access to the books of account of the Issuer and/or the relevant Restricted Subsidiary respectively at all reasonable times during normal business hours;
7.2 Notice of Events of Default: notify the Trustee in writing immediately on becoming aware of the occurrence of any Event of Default or Potential Event of Default;
7.3 Information: so far as permitted by applicable law and regulations, give the Trustee such information as it requires to perform its functions;
7.4 Information Material to Bondholders: send to the Trustee three copies or translations, in each case in the English language, of all notices, statements and documents which are issued to creditors of the Issuer generally as soon as practicable (but not later than 30 days) after their date of issue and make available to the Agents (without cost to the Agents) as many further copies or translations as they may reasonably request in order to satisfy requests from Bondholders for them;
7.5 Director’s Certificate: send to the Trustee, on or prior to each Interest Payment Date and also within 14 days after any request by the Trustee, a certificate of the Issuer signed by any authorised director on behalf of the Issuer (on which the Trustee shall be entitled to rely without further enquiry, verification or investigation) to the effect that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Issuer as at a date (the Certification Date) being not more than five days before the date of the certificate:
7.5.1	no Event of Default or Potential Event of Default had occurred since the date of this Trust Deed or the Certification Date of the last such certificate (if any) or, if such an event had occurred, giving details of it; and

7.5.2	the Issuer has complied with all its obligations under this Trust Deed;
7.6 Notices to Bondholders: send to the Trustee at least three Business Days (or such shorter period as may be agreed by the Trustee) prior to the date of publication, a copy of the form of each notice in the English language to be given to Bondholders and once given, two copies of each such notice, such notice to be in a form approved by the Trustee (such approval not to be unreasonably withheld or delayed) provided that this sub-clause 7.6 shall not apply to any notice to be given pursuant to Condition 3.15;
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7.7 Further Acts: so far as permitted by applicable law and regulations, do such further things as may be necessary in the opinion of the Trustee to give effect to this Trust Deed;
7.8 Notice of late payment: forthwith upon request by the Trustee give notice to the Bondholders of any unconditional payment to the Principal Agent or the Trustee of any sum due in respect of the Bonds made after the due date for such payment;
7.9 Change in Agents: give at least 14 days’ prior notice to the Bondholders of any future appointment, resignation or removal of any Agent or of the Registrar or of any change by any Agent or by the Registrar of its specified office and not make any such appointment or removal without the Trustee’s prior written approval (such approval not to be unreasonably withheld or delayed), provided that no Registrar or Transfer Agent (as defined in the Agency Agreement) in Hong Kong or the United Kingdom may be appointed at any time;
7.10 Early Redemption: give prior notice to the Trustee of any proposed early redemption by the Issuer pursuant to Condition 8;
7.11 Compliance with the Conditions: comply with, perform and observe:
7.11.1 all the provisions of the Conditions and the Bonds, which shall be binding on the Issuer and the Bondholders, and the obligations of the Issuer under the Bonds and the Conditions shall be enforceable by the Trustee as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Bonds and the Conditions, and the provisions contained in Schedule 2 shall have effect in the same manner as if herein set forth;
7.11.2 all provisions of the Agency Agreement and the Deed of Subordination; and
7.11.3 all laws and regulations having the force of law applicable to and binding on the Issuer in connection with the performance of its obligations under the Conditions, this Trust Deed, the Agency Agreement, the Deed of Subordination and the Bonds;
7.12 Bonds held by the Issuer etc.: send to the Trustee as soon as practicable after being so requested by the Trustee a certificate of the Issuer signed by any authorised director of the Issuer stating the number of Bonds held at the date of such certificate by or on behalf of the Issuer, Sands China or their Subsidiaries;
7.13 Default Interest: if there shall be a default in the payment of all or any part of the interest, principal (including the Early Redemption Amount and Final Redemption Amount) and premium (if any) on any Bond when the same shall have become due and payable, whether upon maturity or by declaration or otherwise, pay default interest on any overdue interest, principal and premium (if any) at the rate of 2% per annum above the prevailing Applicable Interest Rate, which shall accrue on the overdue sum from the due date on the basis of the actual number of days elapsed and a 360-day year consisting of 12 months of 30 days each;
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7.14 Notification of Change of Control: notify the Trustee in writing and the holders of the Bonds in accordance with the Conditions as soon as possible (and in any event within 3 days) following the first day on which it becomes aware of the occurrence of a Change of Control;
7.15 Notification of Closed Periods: give not less than 10 days’ notice to the Trustee, the Agents and the Bondholders of the commencement of any Closed Period;
7.16 Rule 144A Information: so long as any Bonds, Warrants or Exchange Shares are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act, during any period in which the Issuer is neither subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the Exchange Act) nor exempt from reporting thereunder pursuant to Rule 12g3-2(b) under the Exchange Act, provide to any holder or beneficial owner of any such “restricted security”, or to any prospective purchaser of such restricted security designated by such holder or beneficial owner, the information specified in, and meeting the requirements of, Rule 144A(d)(4) of the Securities Act upon the request of such holder or beneficial owner; and
7.17 Financial Statements: at the request of the Trustee, provide to the Trustee:
7.17.1 as soon as the same become available, but in any event within 105 days after the end of each Fiscal Year of the Issuer, the audited consolidated financial statements of the Issuer and its Subsidiaries for that Fiscal Year prepared in accordance with GAAP and written in English; and
7.17.2 as soon as the same become available, but in any event within 60 days after the end of the first half of each Fiscal Year of the Issuer, the unaudited consolidated financial statements of the Issuer and its Subsidiaries for that first half of the Fiscal Year prepared in accordance with GAAP and written in English.
8. Remuneration and Indemnification of the Trustee
8.1 Normal Remuneration: So long as any Bond is outstanding the Issuer will pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case in accordance with the terms of a separate fee letter entered into between the Issuer and Trustee (the Fee Letter), which sums shall, for the avoidance of doubt, be paid free and clear of deduction, set-off, counterclaim and withholding on account of taxation. Such remuneration will accrue in accordance with the terms of the Fee Letter and such remuneration shall be payable in accordance with sub-Clause 6.1.
8.2 Extra Remuneration: If an Event of Default or a Potential Event of Default shall have occurred or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties which the Trustee considers to be of an exceptional nature or otherwise outside the scope of its normal duties under this Trust Deed, the Issuer will pay such additional remuneration (which amounts shall, for the avoidance of doubt, be paid free and clear of deduction, set-off, counterclaim and withholding on account of taxation) as they may agree or, failing agreement as to any of the matters in this sub-Clause 8.2 (or as to such sums referred to in sub-Clause 8.1), as determined
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by an investment bank of international repute (acting as an expert) selected by the Issuer and approved by the Trustee or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such investment bank’s fee will be paid by the Issuer, which sums shall, for the avoidance of doubt, be paid free and clear of any deduction and withholding on account of taxation. The determination of such investment bank will be conclusive and binding on the Issuer, the Trustee and the Bondholders.
8.3 Expenses: The Issuer will also on demand by the Trustee pay or discharge, all costs, charges, liabilities and expenses properly incurred by the Trustee in the preparation and execution of this Trust Deed, the Conditions, the Deed of Subordination and the Agency Agreement and the performance of its functions under this Trust Deed, the Deed of Subordination and the Agency Agreement including, but not limited to, legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed, the Bonds, the Deed of Subordination or the Agency Agreement. Such costs, charges, liabilities and expenses will:
8.3.1	in the case of payments made by the Trustee before such demand carry interest from the date of receipt of such demand and shall accrue at the rate of two per cent. above the costs of funds determined by the Trustee; and

8.3.2	in other cases carry interest at such rate from 15 days after the due date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.
8.4 Indemnity: The Issuer will, to the fullest extent permitted by applicable law, on demand by the Trustee indemnify it and its directors, officers, employees and appointees (the Indemnitees) and keep the Indemnitees indemnified, in respect of Amounts or Claims to which an Indemnitee may be or become subject or which may be paid or incurred by it or which may be made against it arising out of or in relation to or in connection with the Trustee acting as trustee under this Trust Deed, the Agency Agreement or the Deed of Subordination (including, without limitation, (a) the execution or exercise or purported execution or exercise by an Indemnitee of any of the Trustee’s functions, trusts, powers, authorities and discretions under this Trust Deed, the Agency Agreement or the Deed of Subordination or in respect of any other matter or thing done or omitted by an Indemnitee in any way relating this Trust Deed, the Agency Agreement or the Deed of Subordination or the Indemnitee’s appointment or Trustee’s appointment, (b) any Agent/Delegate Liabilities and (c) in respect of disputing or defending any Amounts or Claims made against the Trustee or any Agent/Delegate Liabilities) except such as may result from the willful misconduct, willful default, gross negligence, fraud, or breach of duty of any of the Indemnitees or breach of trust in relation to the Trustee’s duties under this Trust Deed. Amounts or Claims are losses, liabilities, costs, claims, proceedings, actions, penalties, damages, judgments, charges, demands or expenses and other liabilities whatsoever and Agent/Delegate Liabilities are Amounts or Claims which the Trustee is or would be
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obliged to pay or reimburse to any of its agents or delegates appointed pursuant to this Trust Deed. The Contracts (Rights of Third Parties) Act 1999 applies to this sub-Clause 8.4.
8.5 Continuing Effect: Sub-Clauses 8.3 and 8.4 will continue in full force and effect as regards the Trustee even if it no longer is the Trustee or the Bonds are no longer outstanding or this Trust Deed, the Deed of Subordination or the Agency Agreement has been discharged or terminated.
9. Provisions Supplemental to the Trustee Act 1925 and the Trustee Act 2000 and Other Provisions
9.1 Advice: The Trustee may act, or refrain from acting, on the opinion or advice of, or information obtained from, any expert (including the Auditors), whether obtained by or addressed to the Issuer, the Trustee, the Principal Agent or otherwise, and notwithstanding any monetary or other limit on liability in respect thereof, will not be responsible to anyone for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex, fax or electronic mail and the Trustee will not be liable to anyone for acting on any opinion, advice or information purporting to be conveyed by such means, notwithstanding any limitation on liability (monetary or otherwise) in relation to such person’s opinion or advice and even if it contains some error or is not authentic. Such advice or opinion, acted upon by the Trustee, shall be binding on the Bondholders and the Trustee.
9.2 Trustee to Assume Performance: The Trustee need not notify anyone of the execution of this Trust Deed or do anything to find out if an Event of Default or Potential Event of Default has occurred and will not be responsible to the Bondholders or any other person for any loss arising from any failure by it to do so. Until it has actual knowledge or express notice to the contrary, the Trustee may assume that no such event has occurred and that the Issuer is performing all its obligations under this Trust Deed, the Agency Agreement, the Conditions and the Bonds.
9.3 Resolutions of Bondholders: The Trustee will not be responsible for having acted in good faith on a resolution in writing or a resolution purporting to have been passed at a meeting of Bondholders in respect of which minutes have been made and signed or any written direction or written request of the Bondholders even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or, (in the case of a resolution in writing) direction or request, that it was not signed by the requisite number of Bondholders or that for any reason the resolution or direction or request was not valid or binding on the Bondholders.
9.4 Certificate signed by Director: If the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any authorised director of the Issuer as to that fact or to the effect that, in their opinion, that act is expedient and the Trustee need not call for further evidence and will not be responsible for any loss occasioned by acting on such a certificate.
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9.5 Deposit of Documents: The Trustee may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it to be of good repute and may deposit this Trust Deed and any other documents with such custodian and pay all sums due in respect thereof. The Trustee shall not be responsible for or be required to insure against any liability incurred in connection with any such appointment or deposit.
9.6 Discretion: The Trustee will have absolute and uncontrolled discretion acting in good faith as to the exercise or non-exercise of its functions pursuant to the terms of this Trust Deed and the Conditions (the exercise or non-exercise of which, as between the Trustee and the Bondholders, shall be conclusive and binding on the Bondholders) and will not be responsible for any loss, liability, cost, claim, action, damage, demand, expense or inconvenience which may result from its exercise or non-exercise provided that it has acted in good faith. Whenever in this Trust Deed, the Agency Agreement or by law, the Trustee shall have discretion or permissive power it may decline to exercise the same in the absence of approval by the Bondholders and unless it has been indemnified and/or secured to its satisfaction.
9.7 Agents: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money), provided that no agent in Hong Kong or the United Kingdom may be appointed to carry out the functions of the Registrar or Transfer Agent (as defined in the Agency Agreement) at any time.
9.8 Delegation: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions.
9.9 Nominees: In relation to any asset held by it under this Trust Deed, the Trustee may appoint any person to act as its nominee on any terms.
9.10 Confidentiality: Unless ordered to do so by a court of competent jurisdiction (and provided that, subject to applicable laws and regulations, the Issuer shall be notified as soon as practicable of the receipt of such order by the Trustee) the Trustee shall not be required to disclose to any Bondholder any confidential financial or other information made available to the Trustee by the Issuer.
9.11 Determinations Conclusive: As between itself and the Bondholders the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, will be conclusive and shall bind the Trustee and the Bondholders.
9.12 Events of Default: The Trustee may determine in its sole discretion whether or not an Event of Default or Potential Event of Default is in its opinion capable of remedy and/or materially prejudicial to the interests of the Bondholders provided that any such determination will be conclusive and binding on the Bondholders only but
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not the Issuer and the Trustee will not be responsible or liable to any Bondholder or any person for any loss arising from any failure to make such a determination. If the Trustee is unable in its sole discretion to determine whether an Event of Default or a Potential Event of Default is capable of remedy and/or whether an event is materially prejudicial to the interests of the Bondholders, it may call for and rely on an Ordinary Resolution of the Bondholders, and the Trustee will not be bound to make any such determination unless it has been indemnified and/or secured to its satisfaction.
9.13 Payment for and Delivery of Bonds: The Trustee will not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Bonds, any exchange of Bonds or the delivery of Bonds to the persons entitled to them.
9.14 The Shares: The Trustee shall have no duty or responsibility at any time in respect of the validity or value (or the kind or amount) of the Shares or any other property which may at any time be issued or delivered on the exchange of any Bonds or the sale or other disposal of any Shares. The Trustee shall not be responsible for any failure of the Issuer to cause to be issued and delivered any Shares, share certificates or any other securities or property or make or cause to be made any payment on the exchange of the Bonds.
9.15 Responsibility: The Trustee assumes no responsibility for recitals, statements, warranties or representations of any party (other than itself) contained in this Trust Deed or any other agreement or document entered into in connection with the transaction contemplated in this Trust Deed (other than in respect of its own obligations) and shall assume the correctness and accuracy thereof and makes no representation as to the validity, sufficiency or enforceability of the Bonds.
9.16 Enforcement: The Trustee may at its sole discretion, without further notice, take proceedings against the Issuer to enforce payment of the Bonds after the Bonds have become due and payable or to declare the Bonds due and payable, provided that the Trustee shall not be under any obligation to do any of the foregoing unless:
9.16.1 it shall have been so requested in writing by the holders of more than 25 per cent. in principal amount of the Bonds then outstanding (which request has not been revoked) or shall have been so directed by an Ordinary Resolution of the Bondholders; and
9.16.2 it shall have been indemnified and/or secured to its satisfaction.
No Bondholder shall be entitled to proceed directly against the Issuer except as permitted by Condition 12.
9.17 Bonds and documents: The Trustee shall not be liable to the Issuer or any Bondholder if without fraud, gross negligence or willful misconduct on its part it has accepted as valid or has not rejected any Bonds purporting to be such and subsequently found to be forged or not authentic nor shall it be liable for any action taken or omitted to be taken in reliance on any document, certificate or communication believed by it to be genuine and to have been presented or signed by the proper parties.
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9.18 Consent: Any consent to be given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in this Trust Deed may be given retrospectively. The Trustee may in its sole discretion give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in this Trust Deed) if it is satisfied that the interests of the Bondholders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the Bondholders in relation to such matters other than that which is contained in the preceding sentence.
9.19 Acceleration: The Trustee shall not be obliged to declare the Bonds immediately due and payable under Condition 10 unless it has been indemnified and/or secured to its satisfaction in respect of all costs, claims and liabilities which it has incurred to that date and to which it may thereby and as a consequence thereof in its opinion render itself, or have rendered itself, liable.
9.20 Responsibility for agents etc.: If the Trustee has exercised reasonable care in selecting any custodian, agent, delegate or nominee appointed under this Trust Deed (an Appointee), it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s misconduct, fraud, negligence, act, omission or default or the misconduct, fraud, negligence, act, omission or default of any substitute appointed by the Appointee.
9.21 Bonds held by the Issuer: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate under sub-Clause 7.12) that no Bonds are for the time being held by or on behalf of the Issuer, Sands China or their Subsidiaries.
9.22 Reliance on Certificates: The Trustee may rely without liability to Bondholders on any certificate prepared by the directors of the Issuer and accompanied by a certificate or report prepared by an internationally recognised firm of accountants (including the Auditors) pursuant to the Conditions and/or this Trust Deed, whether or not addressed to the Trustee and whether or not the internationally recognised firm of accountants’ liability in respect thereof is limited by a monetary cap or otherwise limited or excluded and shall be obliged to do so where the certificate or report is delivered pursuant to the obligation of the Issuer to procure such delivery under the Conditions and/or this Trust Deed; any such certificate or report shall be conclusive and binding on the Issuer, the Trustee and the Bondholders.
9.23 Error of Judgment: The Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters, if the Trustee has exercised reasonable care in selecting and supervising such officer or employee.
9.24 Professional Charges: Any Trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust
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Deed and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person.
9.25 Illegality/Expenditure by the Trustee: Nothing contained in this Trust Deed shall require the Trustee to:
9.25.1 do anything which may be illegal or contrary to any applicable law or regulation (including any existing or future law or regulation); or
9.25.2 expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it believes that the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not assured to it.
9.26 Consequential loss: Notwithstanding any provision of this Trust Deed to the contrary, the Trustee shall not in any event be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), whether or not foreseeable, even if the Trustee has been advised of the likelihood of such loss or damage, unless the claim for loss or damage is made in respect of fraud, willful default or willful misconduct on the part of the Trustee. This sub-clause 9.26 shall survive the resignation or removal of the Trustee and the discharge or termination of this Trust Deed.
9.27 Insurance: The Trustee shall not be under any obligation to insure any certificate, note, bond or other evidence in respect thereof, or to require any other person to maintain any such insurance.
9.28 Force Majeure: Notwithstanding any provision of this Trust Deed to the contrary, the Trustee shall not in any event be liable for any inability of the Trustee (or any person or agent appointed by it) to perform any of its obligations under this Trust Deed or the Agency Agreement due to a Force Majeure Event.
9.29 Not bound to act unless indemnified: The Trustee shall not be bound to take any action in connection with this Trust Deed or any obligations arising pursuant to this Trust Deed, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not satisfied that the Issuer will be able to indemnify it against all costs, charges, expenses and liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it and on such demand being made the Issuer shall be obliged to make payment of all such sums in full.
9.30 Condition 3.16: Each Bondholder may by written notice to the Trustee request the document(s) or certificate referred to in Condition 3.16, it being understood that such document(s) or certificate may contain non-public information in
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relation to the Issuer and/or any Restricted Subsidiary. Upon the receipt of such written notice from such Bondholder, the Trustee shall request the Issuer to provide such document(s) or certificate in accordance with the provisions of Condition 3.16.
10. Trustee Liable for Negligence
Section 1 of the Trustee Act 2000 shall not apply to any function of the Trustee in relation to the trust constituted under this Trust Deed, provided that nothing in this Trust Deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any willful misconduct, willful default, gross negligence, fraud, breach of trust in relation to the Trustee’s duties under this Trust Deed or breach of duty of which it may be guilty.
11. Waiver and Proof of Default
11.1 Waiver: The Trustee may, without the consent of the Bondholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Bondholders will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer of this Trust Deed, the Bonds, the Agency Agreement or the Conditions or determine that an Event of Default or Potential Event of Default will not be treated as such provided that the Trustee will not do so in contravention of an express direction given by an Extraordinary Resolution, an Ordinary Resolution or a request made pursuant to Condition 10. No such direction or request will affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination will be binding on the Bondholders and, if the Trustee so requires, will be notified to the Bondholders as soon as practicable.
11.2 Proof of Default: Proof that the Issuer has failed to pay a sum due to the holder of any one Bond in its capacity as a Bondholder will (unless the contrary be proved) be sufficient evidence that it has made the same default as regards all other Bonds which are then payable.
11.3 Calculation of threshold amount: In computing the threshold amounts for the purpose of Condition 10(A)(vii), (a) no obligation in respect of which there is a default shall be counted more than once, by reason for instance that the person is actually liable for such obligation and another person is contingently liable for it and (b) where any obligation is a net obligation, the net amount of such obligation shall be taken rather than the gross obligation which has been reduced to such net amount.
12. Trustee not Precluded from Entering into Contracts
The Trustee and any other director, officer, employee, holding company, Subsidiary or associated company of a corporation acting as trustee under this Trust Deed, whether or not acting for itself, may acquire, hold or dispose of any Bond or other security (or any interest therein) of the Issuer or any other person, may enter into or be interested in any contract or transaction with any such person and may act on, or as depositary or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Trustee were not acting as Trustee and need not account for any profit.
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13. Modification and Substitution
13.1 Modification: The Trustee may agree (but shall not be obliged to), without the consent of the Bondholders, to any modification to the Bonds, the Agency Agreement or this Trust Deed, which in the Trustee’s opinion is (a) of a formal, minor or technical nature or (b) made to correct a manifest error or to comply with mandatory provisions of law. The Trustee may also (but shall not be obliged to) so agree to any modification to this Trust Deed, the Bonds or the Agency Agreement which is in its opinion not materially prejudicial to the interests of the Bondholders or is otherwise generally in the interests of the Bondholders, but such power does not extend to any such modification as is mentioned in the proviso to paragraph 18 of Schedule 2. Any such modification as is permitted by this sub-Clause 13.1 may be made on such terms and subject to such conditions (if any) as the Trustee may determine and shall be binding on the Bondholders. Unless the Trustee agrees otherwise, the Issuer shall, upon a modification pursuant to this sub-Clause 13.1, give notice to the Bondholders in accordance with
Condition 15.
13.2 Substitution: The Trustee may (but shall not be obliged to), with the approval in writing by Bondholders holding not less than 50% of the principal amount of Bonds outstanding or by an Ordinary Resolution, agree to the substitution of any other company (the Substituted Obligor) in place of the Issuer (or of any previous substitute under this sub-Clause) as the principal debtor under this Trust Deed and the Bonds provided that:
(i)	a deed is executed or undertaking given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed and the Bonds (with consequential amendments as the Trustee in its sole discretion may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed and the Bonds as the principal debtor in place of the Issuer;

(ii)	if the Substituted Obligor is subject generally to the taxing jurisdiction of a territory or any authority of or in that territory with power to tax (the Substituted Territory) other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally (the Issuer’s Territory), the Substituted Obligor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking satisfactory to the Trustee in terms corresponding to Condition 9 with the substitution for the references in that Condition to the Issuer’s Territory of references to the Substituted Territory whereupon the Trust Deed and the Bonds will be read accordingly;

(iii)	if any two directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the Substituted Obligor’s financial condition, profits or prospects or compare them with those of the Issuer;
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(iv)	the Issuer and the Substituted Obligor comply with such other requirements as the Trustee may direct in the interests of the Bondholders; and

(v)	(unless the Issuer’s successor in business is the Substituted Obligor as the principal debtor under this Trust Deed and the Bonds) the obligations of the Substituted Obligor as the principal debtor under this Trust Deed and the Bonds are guaranteed by the Issuer to the Trustee’s satisfaction.
13.3 Release of substituted Issuer: An agreement by the Trustee pursuant to sub-Clause 13.2 will, if so expressed, release the Issuer (or a previous substitute) from any or all of its obligations under this Trust Deed and the Bonds (other than in respect of its obligations under the guarantee as referred to in Clause 13.2(v)). Notice of the substitution will be given to the Bondholders within 14 days of the execution of such documents and compliance with such requirements.
13.4 Completion of Substitution: On completion of the formalities set out in sub-Clause 13.2, the Substituted Obligor will be deemed to be named in this Trust Deed and the Bonds as the principal debtor in place of the Issuer (or of any previous substitute) and this Trust Deed and the Bonds will be deemed to be amended as necessary to give effect to the substitution.
14. Currency Indemnity
14.1 Currency of Account and Payment: United States dollars (the Contractual Currency) is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed and the Bonds, including damages.
14.2 Extent of discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).
14.3 Indemnity: If that Contractual Currency amount which the recipient is able to purchase (as referred to in Clause 14.2 above) is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds, the Issuer will indemnify the Trustee, each person appointed by the Trustee pursuant to this Trust Deed and the Bondholders against any loss sustained by any of them as a result. In any event, the Issuer will indemnify the Trustee, each person appointed by the Trustee pursuant to this Trust Deed or the Bondholders against the cost of making any such purchase.
14.4 Indemnity separate: The indemnities in this Clause 14 and in sub-Clause 8.4 constitute separate and independent obligations from the other obligations in this
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Trust Deed, will each give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed and/or the Bonds or any other judgment or order.
15. Appointment, Retirement and Removal of the Trustee
15.1 Appointment: The Issuer has the power of appointing new trustees but no one may be so appointed unless previously approved by an Ordinary Resolution. A trustee will at all times be a trust corporation and a trust corporation may be the sole Trustee. Any appointment of a new Trustee will be notified by the Issuer to the Bondholders, the Registrar and the Agents as soon as practicable pursuant to Condition 15.
15.2 Retirement and Removal: Any Trustee may retire at any time on giving at least 60 days’ written notice to the Issuer without giving any reason and without being responsible for any costs, charges or expenses occasioned by such retirement (other than for refunding any annual fee paid upfront) and the Bondholders may by Ordinary Resolution remove any Trustee provided that the retirement or removal of a sole trust corporation will not become effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Ordinary Resolution is passed for its removal, the Issuer will use all reasonable endeavours to procure that another trust corporation be appointed as Trustee as soon as practicable and if, after 30 days’ of such notice having been given the Issuer has failed to do so, the Trustee shall be entitled (at the expense of the Issuer) but not obliged to appoint another trust corporation selected by the Trustee as its successor.
15.3 Co-Trustees: The Trustee may, despite sub-Clause 15.1, by written notice to the Issuer appoint anyone to act as an additional Trustee jointly with the Trustee if such appointment is in the interests of the Bondholders and in order to:
(i)	conform with any legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

(ii)	obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.
Subject to the provisions of this Trust Deed, the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and the person so appointed remove that person. At the Trustee’s request, the Issuer will forthwith do all things as may be required to perfect such appointment or removal and it irrevocably appoints the Trustee to be its attorney in its name and on its behalf to do so. The Issuer shall be responsible for the costs and expenses incurred in connection with such appointment or removal. The Trustee shall not be responsible for supervising any such additional Trustee provided that is has exercised care in the selection of such additional Trustee.
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15.4 Competence of a Majority of Trustees: If there are more than two Trustees the majority of them will be competent to perform the Trustee’s functions provided the majority includes a trust corporation.
15.5 Successor: Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee may be sold or otherwise transferred, shall be the successor to the Trustee hereunder (provided it is a trust corporation) without the execution or filing of any papers or any further act on the part of any of the parties hereto.
Notice shall be given to the Issuer by the Trustee as soon as practicable if any event described in this sub-Clause 15.5 occurs.
15.6 Transfer of First Parent L/C and/or Second Parent L/C: In the event of any transfer of the First Parent L/C or the Second Parent L/C to a replacement or successor trustee in accordance with the terms of the First Parent L/C or the Second Parent L/C, the Issuer shall be responsible for any costs, charges or expenses incurred in relation to such transfer.
16. Communications
Any communication shall be by letter sent by registered post or courier or by fax: in the case of the Issuer, to it at:

Venetian Venture Development Intermediate II c/o Walkers Corporate Services Limited, Walker House 87 Mary Street, George Town Grand Cayman KY1-9005 Cayman Islands

Fax no.:	+702 733 5303
Attention:	Ms. Bonnie Bruce

and in the case of the Trustee, to it at:

Citicorp International Limited 39th Floor, ICBC Tower Citibank Plaza 3 Garden Road Central, Hong Kong

Attention:	Agency & Trust

Fax no.:	+852 2868 8048
or to such other address or fax number as shall have been notified in writing to the other parties hereto. Communications will take effect, in the case of a letter sent by
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registered post, on the seventh business day in London and Hong Kong after posting; in the case of a letter sent by courier, at the time of delivery; in the case of fax, at the time of despatch if the correct error-free transmission report is received; provided that if such communication would take effect outside business hours then it shall be deemed to be received on the next business day in the place of receipt.
17. Governing Law and Jurisdiction
17.1 Governing Law: This Trust Deed and any non-contractual obligations arising out of or in relation to this Trust Deed shall be governed by and construed in accordance with English law.
17.2 Third Party Rights: A person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act of 1999 to enforce any term of this Trust Deed except and to the extent (if any) that this Trust Deed expressly provides for such Act to apply to any of its terms.
17.3 Jurisdiction: The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Trust Deed or the Bonds, including, without limitation, disputes relating to any non-contractual obligations arising out of or in connection with this Trust Deed or the Bonds, and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed or the Bonds (Proceedings) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of the Trustee and each of the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).
17.4 Service of Process: The Issuer appoints Law Debenture Corporate Services Limited, currently at 5th Floor, 100 Wood Street, London EC2V 7EX, United Kingdom to receive, for it and on its behalf, service of process in any Proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Issuer). If such process agent ceases to be able to act as such or no longer has an address in England, the Issuer will appoint a substitute process agent acceptable to the Trustee and will immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.
18. Counterparts
This Trust Deed (and any supplemental trust deed thereto) may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.
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SCHEDULE 1
FORM OF CERTIFICATES
Part A
Form of Restricted Certificate
NONE OF THE BONDS IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED, THE WARRANTS THAT MAY BE ISSUED IN RESPECT OF SUCH BONDS AND THE SHARES ISSUED AND DELIVERED IN EXCHANGE FOR SUCH BONDS OR WARRANTS HAVE BEEN OR WILL BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) AND NONE OF SUCH BONDS, WARRANTS OR SHARES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT (RULE 144A) TO A PERSON THAT THE HOLDER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER; (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; (4) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); OR (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT FOR RESALES OF THE BONDS IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED OR RESALES OF THE RELATED WARRANTS OR SHARES.
Amount     US$[•]     Certificate Number      R - [•]
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
(incorporated in the Cayman Islands with limited liability)

US$600,000,000 Exchangeable Bonds due 2014
The Bond or Bonds in respect of which this Certificate is issued, the identifying
Bella - Trust Deed

numbers of which are noted above, are in registered form and form part of a series designated as specified in the title (the Bonds) of Venetian Venture Development Intermediate II (the Issuer) and constituted by the Trust Deed referred to in the Conditions. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the Conditions) attached to this Certificate.
The Issuer hereby certifies that [•] of [•] is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[•] ([•] United States dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions.
The Bonds in respect of which this Certificate is issued are exchangeable into fully-paid shares with a par value of US$0.01 each of Sands China Ltd. subject to and in accordance with the Conditions and the Trust Deed.
This Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration on the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Certificate is issued.
This Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.
The Certificate is governed by, and shall be construed in accordance with, English law.
Bella - Trust Deed

IN WITNESS whereof the Issuer has caused this Certificate to be executed as a deed. This deed is delivered the day and year set out below.
Dated [•]
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
By:

Director

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

Certificate of Authentication
Bella - Trust Deed

Certified that the above-named holder is at the date hereof entered in the register of Bondholders as holder of the above-mentioned principal amount of Bonds with identifying numbers:
[•]
CITIGROUP GLOBAL MARKETS DEUTSCHLAND, AG & CO. KGaA
as Registrar (without warranty, recourse or liability) by:

Authorised Signatory

Dated [•]

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

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Terms and Conditions of the Bonds
[See Placing Agreement filed as Exhibit 10.11 for the Terms & Conditions of the Bonds]
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Part B
Form of Regulation S Certificate
NONE OF THE BONDS IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED, THE WARRANTS THAT MAY BE ISSUED IN RESPECT OF SUCH BONDS AND THE SHARES ISSUED AND DELIVERED IN EXCHANGE FOR SUCH BONDS OR WARRANTS HAVE BEEN OR WILL BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) AND NONE OF SUCH BONDS, WARRANTS OR SHARES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (2) IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT (RULE 144A) TO A PERSON THAT THE HOLDER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER; (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; (4) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE); OR (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR ANY OTHER EXEMPTION UNDER THE SECURITIES ACT FOR RESALES OF THE BONDS IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED OR RESALES OF THE RELATED WARRANTS OR SHARES.
Amount      US$[•]      Certificate Number      S- [•]
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
(incorporated in the Cayman Islands with limited liability)
US$600,000,000 Exchangeable Bonds due 2014
The Bond or Bonds in respect of which this Certificate is issued, the identifying numbers of which are noted above, are in registered form and form part of a series designated as specified in the title (the Bonds) of Venetian Venture Development Intermediate II (the Issuer) and constituted by the Trust Deed referred to in the Conditions. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the Conditions) attached to this Certificate.
Bella - Trust Deed

The Issuer hereby certifies that [•] of [•] is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[•] ([•] United States dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions.
The Bonds in respect of which this Certificate is issued are exchangeable into fully-paid shares with a par value of US$0.01 each of Sands China Ltd. subject to and in accordance with the Conditions and the Trust Deed.
This Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration on the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Certificate is issued.
This Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.
The Certificate is governed by, and shall be construed in accordance with, English law.
Bella - Trust Deed

IN WITNESS whereof the Issuer has caused this Certificate to be executed as a deed. This deed is delivered the day and year set out below.
Dated [•]
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
By:

Director

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

Certificate of Authentication
Bella - Trust Deed

Certified that the above-named holder is at the date hereof entered in the register of Bondholders as holder of the above-mentioned principal amount of Bonds with identifying numbers:
[•]
CITIGROUP GLOBAL MARKETS DEUTSCHLAND, AG & CO. KGaA
as Registrar (without warranty, recourse or liability) by:

Authorised Signatory

Dated [•]

in the presence of:

Signature of Witness

Name:

Address:

Occupation:

Bella - Trust Deed

Terms and Conditions of the Bonds
[See Placing Agreement filed as Exhibit 10.11 for the Terms & Conditions of the Bonds]
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This deed is executed and delivered on the day and year first before written.
SIGNATORIES TO THE TRUST DEED
Issuer

EXECUTED AS A DEED by	)
VENETIAN VENTURE	)
DEVELOPMENT INTERMEDIATE II:	)
)
)
)
	)	/s/ Michael A. Leven
	)	Duly Authorised Signatory
)
	)	Name:	Michael A. Leven
)
	)	Title:	Director
)

in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)
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Trustee

EXECUTED AS A DEED by	)
CITICORP INTERNATIONAL	)
LIMITED:	)
)
)
)
	)	/s/ Terence Yeung
	)	Duly Authorised Signatory
)
	)	Name:	Terence Yeung
)
	)	Title:	Vice President
)

in the presence of:

/s/ Signature illegible

Signature of Witness

Name:	Signature illegible

Address:	ICBC Tower, Central, HK

Occupation:	Banking

(Note: These details are to be completed in the witness’s own hand writing.)
Bella - Trust Deed

EXECUTION VERSION
4 September 2009
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
as Issuer
CITICORP INTERNATIONAL LIMITED
as Trustee

TRUST DEED
constituting US$600,000,000 Exchangeable Bonds
due 2014
Exchangeable into shares of
Sands China Ltd.

Bella - Trust Deed